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                                                                     EXHIBIT 4.1


                       [SPECIMEN COMMON STOCK CERTIFICATE]

                              [FACE OF CERTIFICATE]



COMMON STOCK                                         COMMON STOCK

NUMBER                                               SHARES


                                     [LOGO]

                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.


THIS CERTIFICATE IS TRANSFERABLE IN                  SEE REVERSE FOR
NEW YORK, NY OR RIDGEFIELD PARK, NJ                  CERTAIN DEFINITIONS

                                                     CUSIP 01167P 10 1


THIS CERTIFIES THAT                                         is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC. (hereinafter, the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:

/s/ Donn T. Wonnell       [SEAL]            /s/ Charles B. Robinson
SECRETARY                                   CHAIRMAN AND CHIEF
                                            EXECUTIVE OFFICER


                                  COUNTERSIGNED AND REGISTERED:
                                  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                  TRANSFER AGENT AND REGISTRAR

                                  By:
                                  AUTHORIZED SIGNATURE


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                              [BACK OF CERTIFICATE]


                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.


The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent and Registrar.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

COM PROP -- as community property


UNIF GIFT MIN ACT -- _______________ Custodian _____________
                       (Cust)                     (Minor)

          under Uniform Gifts to Minors

          Act _________________
                  (State)

UNIF TRF MIN ACT -- _______________ Custodian (until age _____)
                        (Cust)

                        _______ under Uniform Transfer
                        (Minor)

                        to Minors Act _________________
                                                (State)



Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


______________________________________________________________________ Authority
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

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Dated __________________________

________________________________________________________________________________

________________________________________________________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By______________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.